Exhibit 99.1

    Blue Coat Announces Preliminary Results for Fiscal Third Quarter Ahead of Previous Guidance - Achieves Profitability on an Operating and GAAP Basis

            Anticipates Revenues in the Range of $18.5 to $19 Million

   Fiscal Third Quarter Financial Results Webcast and Conference Call Set for
                                   February 19

    SUNNYVALE, Calif., Feb. 4 /PRNewswire-FirstCall/ -- Blue Coat(TM) Systems, Inc. (Nasdaq: BCSI) today announced that for the third quarter ended
January 31, 2004 it anticipates revenues to be in the range of $18.5 to $19.0 million, and to achieve profitability on both an operating and GAAP basis. The company's previous guidance was for revenues of approximately $15 million, and breakeven operating results, with a loss on a GAAP basis.

    "We are very pleased that increased demand among organizations looking for greater visibility and control of employee Internet usage has enabled us to achieve better than expected progress in growing our proxy appliance business, allowing us to significantly exceed our revenue guidance and reach profitability sooner than expected," said Brian NeSmith, president and CEO of Blue Coat. "Our third quarter results reflect substantial year-end spending by customers as well as an approximately $0.9 million revenue benefit from our recent acquisition. While we are very optimistic about the trends we are seeing in our business, we do not expect revenue growth in our fiscal fourth quarter to maintain this extraordinary pace."

    The company will provide additional detail and final results during its regularly scheduled third quarter conference call to take place after market close on February 19, 2004.

    Fiscal Third Quarter Conference Call

    Blue Coat will host its quarterly results conference call and Webcast on Thursday, February 19, 2004 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss the results of its fiscal third quarter, ended January 31, 2004. Participants should call 800-967-7135 (toll-free) or 719-457-2626 (toll call), pass code: 388366. A replay of the call will be available starting
February 19 at 5:00 p.m. Pacific Time (8:00 p.m. Eastern Time), and can be accessed by calling (888) 203-1112 (toll-free) or (719) 457-0820 with the pass code: 388366. An audio Webcast of the call will also be available at http://www.bluecoat.com/aboutus/investor_relations .

    About Blue Coat Systems

    Blue Coat enables organizations to keep "good" employees from doing "bad" things on the Internet. Blue Coat wire-speed proxy appliances provide greater visibility and control of Web communications to address today's new business risks -- such as inappropriate Web surfing, viruses brought in via back door channels such as instant messaging and Web-based email, and network resource abuse due to peer-to-peer (P2P) file sharing and video streaming. Trusted by many of the world's most influential organizations, Blue Coat has shipped more than 18,000 proxy appliances. Blue Coat is headquartered in Sunnyvale, California, and can be reached at 408-220-2200 or www.bluecoat.com.

    FORWARD LOOKING STATEMENTS: The statements contained in this press release that are not purely historical are forward-looking statements, including statements regarding Blue Coat Systems' expectations, beliefs, intentions or strategies regarding the future, including expectations about revenue growth and operating performance. All forward-looking statements included in this press release are based upon information available to Blue Coat Systems as of the date hereof, and Blue Coat Systems assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These and other risks relating to Blue Coat Systems' business are set forth in Blue Coat Systems' most recently filed Form 10-Q for the quarter ended October 31, 2003, and other reports filed from time to time with the Securities and Exchange Commission.

    NOTE: All trademarks, trade names or service marks used or mentioned herein belong to their respective owners.

SOURCE  Blue Coat Systems, Inc.
    -0-                             02/04/2004
    /CONTACT: media, Tony Thompson, +1-408-220-2305, or tony.thompson@bluecoat.com, or investors, Robert Verheecke, +1-408-220-2318, or robert.verheecke@bluecoat.com, both of Blue Coat Systems, Inc./
    /Photo:  http://www.newscom.com/cgi-bin/prnh/20030204/SFW098LOGO
              AP Archive:  http://photoarchive.ap.org
              PRN Photo Desk, 1-888-776-6555 or +1-212-782-2840/
    /Web site:  http://www.bluecoat.com /
    (BCSI)

CO:  Blue Coat Systems, Inc.
ST:  California
IN:  CPR HTS ITE
SU:  ERP CCA